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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) MARCH 15, 2002

                                TICKETS.COM, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-27893                06-1424841
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


555 ANTON BOULEVARD, 11TH FLOOR, COSTA MESA, CALIFORNIA             92626
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (714) 327-5400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On March 15, 2002, Tickets.com, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") by and between the Company and General Atlantic Partners 74, L.P. (the "Purchaser"). Pursuant to the Letter Agreement, the Purchaser in exchange for $1,000,000, purchased a senior promissory note (the "Note") made by the Company in favor of the Purchaser. The Note was in the principal amount of $1,000,000 and accrued interest at a rate of nine percent per year. The Note was due and payable on April 15, 2002. On March 25, 2002, the Company sold an aggregate of 8,474,576 shares of its Series G Senior Cumulative Redeemable Convertible Participating Preferred Stock (the "Series G Preferred Stock") and warrants (the "Warrants") to purchase 1,800,000 shares of its common stock, at an exercise price of $2.36 per share, to the Purchaser and GAP Coinvestment Partners II, L.P., and GapStar, LLC for an aggregate purchase price of $20,000,000. The Company used a portion of the proceeds from the sale of the Series G Preferred Stock and the Warrants to satisfy the Company's debt to the Purchaser pursuant to the Note. The Note was cancelled on March 25, 2002 and the Company has no further debt to the Purchaser under the Note.

        The above is a summary of the principal terms of the Letter Agreement and the Note and does not purport to explain all of the material terms of the transaction. YOU SHOULD READ THE LETTER AGREEMENT AND THE NOTE, WHICH ARE FILED AS EXHIBITS TO THIS REPORT, FOR A MORE DETAILED UNDERSTANDING OF THE TERMS OF THE LETTER AGREEMENT AND THE NOTE.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

               4.1 Senior Promissory Note, dated March 15, 2002, made by the Company in favor of the Purchaser.

               10.1 Letter Agreement, dated March 15, 2002, by and between the Company and the Purchaser.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TICKETS.COM, INC.
                                            ------------------
                                           (Registrant)


Date:  March 29, 2002                       By /s/ Eric P. Bauer
                                               ---------------------------------
                                               Name:  Eric P. Bauer
                                               Title: Chief Financial Officer


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                                INDEX TO EXHIBITS



       Exhibit No.                         Description
       -----------                         -----------
        4.1           Senior Promissory Note, dated March 15, 2002, made by the
                      Company in favor of the Purchaser.

        10.1          Letter Agreement, dated March 15, 2002, by and among the
                      Company and the Purchaser.